U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 20, 2010

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Emeritus Corporation (the “Company”) held on May 20, 2010 (the “2010 Annual Meeting”), the shareholders of the Company approved an amendment to the Emeritus Corporation Amended and Restated 2006 Equity Incentive Plan (the “Plan”) to increase the number of shares authorized for issuance under the Plan from 3.0 million to 5.8 million and re-approved the material terms of the Plan’s performance goals for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Compensation Committee or a subcommittee thereof (the “Committee”) of the Company’s Board of Directors will continue to administer the Plan.  Under the Plan, the Committee has the authority to, among other things, select eligible employees, officers and directors of the Company or a related company to receive awards under the Plan and determine the types and terms and conditions of awards granted. Incentive and nonqualified stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance shares, performance units and other stock or cash-based awards may be granted under the Plan.

The foregoing does not purport to be a complete summary of the Plan and is qualified in its entirety by reference to the full text of the Plan, which was filed with the Securities and Exchange Commission on April 2, 2010 as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A for the 2010 Annual Meeting.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting was held on May 20, 2010.  At the 2010 Annual Meeting, the Company’s shareholders voted on the following matters with the following voting results:

1.	Election of four directors nominated by our Board of Directors into Class II of our Board of Directors to serve until the 2013 Annual Meeting of Shareholders

			Abstain or
Nominee	For	Withhold	Broker Non-vote
Stanley L. Baty	34,227,156	114,438	4,940,237
Raymond R. Brandstrom	33,663,029	678,565	4,940,237
Granger Cobb	34,228,881	112,713	4,940,237
Richard W. Macedonia	34,246,623	94,971	4,940,237

2.
Approval of an amendment to our 2006 Equity Incentive Plan to increase the number of shares available for awards under the plan from 3.0 million to 5.8 million and to re-approve the material terms of the performance goals in the plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended

For	Against	Abstain	Broker Non-vote
28,234,968	6,153,092	20,134	4,873,637

3.	Approval of an amendment to our Amended and Restated Stock Option Plan for Non-Employee Directors to increase the number of shares available for awards under the plan from 350,000 to 550,000

For	Against	Abstain	Broker Non-vote
34,069,538	251,922	20,134	4,940,237

4.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2010

For	Against	Abstain	Broker Non-vote
36,529,618	145,326	91,331	2,515,556

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.                      Description

10.1                      Emeritus Corporation Amended and Restated 2006 Equity Incentive Plan, incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 24, 2010		EMERITUS CORPORATION

	By:	/s/ Robert C. Bateman
Robert C. Bateman, Executive Vice President—Finance
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                      Description

10.1                      Emeritus Corporation Amended and Restated 2006 Equity Incentive Plan, incorporated herein by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2010.